UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017

SiteOne Landscape Supply, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37760	46-4056061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Parkway, Suite 600 Roswell, Georgia	30076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (470) 277-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

Effective as of June 23, 2017, the Board of Directors (the “Board”) of SiteOne Landscape Supply, Inc. (the “Company”) accepted the resignations of Kenneth A. Giuriceo and Wes Robinson.

Resignation and Appointment of Chairman of the Board; Nominating and Corporate Governance Committee of the Board Resignation; Compensation Committee of the Board Resignation and Appointments

Paul S. Pressler resigned as the Chairman of the Board, as a member of the Nominating and Corporate Governance Committee of the Board and as a member and Chairman of the Compensation Committee of the Board, in each case effective as of June 23, 2017. In connection with Mr. Pressler’s resignations, the Board appointed Doug Black to serve as Chairman of the Board, Jeri L. Isbell to serve as Chairman of the Compensation Committee of the Board and Michael J. Grebe as a member of the Compensation Committee, in each case effective as of June 23, 2017. Following these resignations and appointments, all committees of the Board will be comprised entirely of directors that the Board has determined are “independent” as defined under NYSE listing standards (“Independent”) and a majority of the members of the Board will be Independent.

Appointment of Lead Director

Effective as of June 23, 2017, the Board appointed William W. Douglas, III, upon selection by the majority of the Independent members of the Board in accordance with the Company’s Corporate Governance Guidelines, as the Lead Director of the Board.

Item 7.01.	Regulation FD Disclosure.

The Company separately reported that it will have 64, 63 and 61 Selling Days in the second, third and fourth fiscal quarters, respectively, of the fiscal year ending December 31, 2017. “Selling Days” are the number of business days, excluding Saturdays, Sundays and holidays, that the Company’s branches are open during the relevant reporting period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEONE LANDSCAPE SUPPLY, INC.

By:	/s/ Briley Brisendine
Name: Briley Brisendine
Title: Executive Vice President, General Counsel and Secretary

Date: June 23, 2017